UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2017

Proofpoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35506	51-041486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

892 Ross Drive, Sunnyvale CA	94089
(Address of principal executive offices)	(Zip Code)

(408) 517-4710

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01      Regulation FD Disclosure.

On September 7, 2017, Paul Auvil, Proofpoint’s Chief Financial Officer, reaffirmed the company’s 2017 financial guidance, during its 2017 Analyst and Investor Day webcast.   This guidance was originally provided on its Q2 earnings results call, which was also webcast, and filed on Form 8-K on July 27, 2017.  Proofpoint’s policy is not to reiterate or adjust financial guidance unless it is also done through a public disclosure such as a press release or Form 8-K.

During this event, the company also updated its 2020 Operating Model.  A copy of certain slides updating the 2020 Operating Model is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and a full copy of the slides will be available at our investor relations website at www.investors.proofpoint.com.  Note that the 2020 operating model includes guidance for non-GAAP gross margin, non-GAAP operating margin, free cash flow, and free cash flow margin. The Non-GAAP gross margin measure excludes stock-based compensation expense and amortization expense of acquired intangible assets. The Non-GAAP operating margin measure excludes stock-based compensation expense, amortization expense of acquired intangible assets, acquisition and litigation related expenses. The Company defines free cash flow as net cash provided by operating activities minus capital expenditures. We are not providing a GAAP to Non-GAAP reconciliation to the 2020 Operating Model update because we are not able to present reconciling items without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measures, such as stock-based compensation expenses, the impact and timing of potential acquisitions, potential litigation expenses, and capital expenditures. The actual amounts of such reconciling items will have a significant impact on the company’s GAAP results.

The information in this Current Report on Form 8-K (the “7.01 Information”) is being furnished pursuant to Item 7.01 of Form 8-K and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will the 7.01 Information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description of Exhibit
99.1	Selected Proofpoint, Inc. 2017 Financial Analyst & Investor Day presentation slides

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proofpoint, Inc.

Date: September 7, 2017	By:	/s/ Paul Auvil
Paul Auvil
Chief Financial Officer

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